Supplement to the John Hancock Growth and Income Funds Prospectus
                 dated May 1, 1997, as revised December 8, 1997

                         John Hancock Special Value Fund


On page 12, the prospectus has been changed for John Hancock Special Value Fund (the "fund") as follows:

Replace the third, fourth and fifth sentences of the "Goal and Strategy" section with the following:

The fund looks for small-sized companies with total market capitalizations of $1 billion or less, whose earnings power or asset value does not appear to be reflected in the current stock price, and whose stocks thus have potential for appreciation. The fund may not invest more than 25% of assets in any one industry.

Replace the third sentence of the "Risk Factors" section with the following:

Small and medium-sized company stocks, which may comprise a significant portion of the fund's portfolio, tend to be more volatile than the market as a whole.


March 10, 1998

GINPS 3/98

               Supplement to the John Hancock Special Value Fund
                      Statement of Additional Information
                 dated May 1, 1997, as revised December 8, 1997


On page 2, of the Statement of Additional Information for John Hancock Special Value Fund (the "Fund"), the "Investment Objective and Policies" section has been changed as follows:


Replace the third paragraph with the following:

Under normal circumstances, the Fund will invest in common stocks and other equity securities, preferred stocks and warrants, of domestic and foreign issuers of small-size companies with total market capitalizations of $1 billion or less. In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard and Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria. These securities are collectively referred to as "special value" securities.


Replace the first sentence in the fifth paragraph with the following:

The Fund's investments may include a significant portion of smaller, less well known issuers.





March 10, 1998